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                                                                   Exhibit 10.40

  CASH COMPENSATION FOR NON-MANAGEMENT DIRECTOR OF ASPECT MEDICAL SYSTEMS, INC.

      No Director who also serves as an employee receives separate compensation for services rendered as a director. Below is a summary of cash compensation that we pay to our non-employee directors:

      TYPE OF FEE                                AMOUNT        FOR EACH
      -----------                                ------        --------
      Annual retainer                         $    10,000      Year of service

      Audit Committee Chair                   $     8,000      Year of service

      Compensation Committee Chair            $     4,000      Year of service

      Corporate Governance and Nominating
          Committee Chair                     $     4,000      Year of service

      Attendance                              $     1,500      Board meeting attended in person

                                              $       500      Board meeting attended by conference telephone
                                              $     1,000      Audit committee meeting attended in person

                                              $       500      Audit committee meeting attended by conference
                                                                   telephone
                                              $     1,000      Compensation committee meeting attended in person

                                              $       500      Compensation committee meeting attended by conference
                                                                   telephone
                                              $     1,000      Corporate governance and nominating committee meeting
                                                                   attended in person
                                              $       500      Corporate governance and nominating committee meeting
                                                                   attended by conference telephone

      Aspect also reimburses non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with their service as directors.